THE RBB FUND, INC.

Motley Fool Capital Efficiency 100 Index ETF (NYSE Arca: TMFE)

(the “Fund”)

Supplement dated May 31, 2024

to the Prospectus and Summary Prospectus of the Fund,

each dated December 31, 2023

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus of the Fund and should be read in conjunction with those documents. Capitalized terms in this supplement have the same meanings as in the Prospectus unless otherwise stated herein.

Note of Explanation

The Fund seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Capital Efficiency 100 Index (“Index”). The Motley Fool, LLC (“TMF”), the sponsor of the Index, has announced an index methodology revision for the Index to address certain diversification requirements under Section 851 of the Internal Revenue Code of 1986, as amended. The revised index methodology will be implemented with respect to the Index effective June 1, 2024. TMF is an affiliate of Motley Fool Asset Management, LLC (“MFAM”), the investment manager of the Fund.

Effective June 1, 2024, the following changes are made to the Prospectus and Summary Prospectus:

The fourth paragraph beneath the heading titled “The Motley Fool Capital Efficiency 100 Index” within the section titled “SUMMARY SECTION - Principal Investment Strategies” in the Prospectus and Summary Prospectus of the Fund is deleted and replaced in its entirety with the following:

“Each selected company’s share of the Capital Efficiency 100 Index (or “weighting”) is set to equal the company’s share of all Capital Efficiency 100 Index companies’ aggregate market value multiplied by their respective Capital Efficiency Factor Scores. A maximum position size limit of 4.8% is also enforced (tested at the time of rebalancing and subject to index continuity rules). The Capital Efficiency 100 Index is reconstituted and rebalanced quarterly.

The index methodology for the Capital Efficiency 100 Index applies an enhanced calculation logic to reconstitutions and special month-end rebalances as needed to keep the Capital Efficiency 100 Index constituent weights in conformity with tax code diversification requirements for registered investment companies. When applicable, position weights will be adjusted during a reconstitution or special rebalance to ensure that no individual position exceeds 24% of the Capital Efficiency 100 Index and the percentage of the Capital Efficiency 100 Index comprised of individual positions in excess of 4.8% does not cumulatively exceed 48%.”

Please retain this supplement for future reference.